UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2023

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o GD Culture Group Limited Flat 1512, 15F, Lucky Centre, No.165-171 Wan Chai Road Wan Chai, Hong Kong
(Address of Principal Executive Offices) (Zip code)

+852-95791074

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Item 8.01 Other Events.

On September 16, 2022, Makesi IoT Technology (Shanghai) Co., Ltd. (“Makesi WFOE”), an indirect subsidiary of GD Culture Group Limited (the “Company”), entered into a series of VIE agreements (the “VIE Agreements”) with Shanghai Highlight Media Co., Ltd., a PRC company (“Shanghai Highlight”), and the shareholders of Shanghai Highlight (the “Highlight Shareholders”). This event was previously reported in the Company’s current report form 8-K filed with SEC on September 19, 2022 and October 5, 2022.

On November 14, 2022, Citi Profit Investment Holding Limited, a subsidiary of the Company, established a subsidiary, Highlights Culture Holding Co., Limited (“Highlight HK”), in Hong Kong. On January 28, 2023, Highlight HK established a subsidiary, Shanghai Highlight Entertainment Co., Ltd. (“Highlight WFOE”), in China.

On February 27, 2023, Highlight WFOE entered into a series of assignment agreements (the “Assignment Agreements”) with Makesi WFOE, Shanghai Highlight and Highlight Shareholders, pursuant to which Makesi WFOE assign all its rights and obligations under the VIE Agreements to Highlight WFOE (the “Assignment”). The VIE Agreements and the Assignment Agreements grant Highlight WFOE with the power, rights and obligations equivalent in all material respects to those it would possess as the sole equity holder of Shanghai Highlight, including absolute rights to control the management, operations, assets, property and revenue of Shanghai Highlight. The Assignment does not have any impact on Company’s consolidated financial statements.

The Assignment Agreements are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and such document is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Assignment Agreements, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

As the result of the Assignment, the Company’s corporate structure is as follows:

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
10.1	Agreement to Assign Technical Consultation and Service Agreement dated February 27, 2023
10.2	Agreement to Assign Equity Option Agreement dated February 27, 2023
10.3	Agreement to Assign Equity Pledge Agreement dated February 27, 2023
10.4	Agreement to Assign Voting Rights Proxy and Financial Supporting Agreement dated February 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GD CULTURE GROUP LIMITED

Date: February 28, 2023	By:	/s/ Hongxiang Yu
	Name:	Hongxiang Yu
	Title:	Chief Executive Officer, President and Chairman of the Board

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